UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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China Medicine Corporation
(Name of Registrant as Specified in its Charter)

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CHINA MEDICINE CORPORATION
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road
Yuexiu District
Guangzhou, China 510600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2010

To the Stockholders of China Medicine Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of China Medicine Corporation, a Nevada corporation, to be held at Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600, on Thursday, May 27, 2010, at 10:00 A.M. local time, for the following purposes:

1.	To elect seven members to the Board of Directors of the Company to serve until their respective successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 12, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the meeting.

A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is our 2009 Annual Report.

By Order of the Board of Directors,

Senshan Yang
Chief Executive Officer

Guangzhou, China
April 19, 2010

PROXY STATEMENT
CHINA MEDICINE CORPORATION
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road
Yuexiu District
Guangzhou, China 510600

ANNUAL MEETING OF STOCKHOLDERS
MAY 27, 2010
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of China Medicine Corporation, a Nevada corporation (the “Company,” “we” or “us”), is soliciting the enclosed proxy for the annual meeting of stockholders to be held on May 27, 2010, at 10:00 A.M.  local time, at Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on one or more proposals, which are listed below and described in more detail in this proxy statement.

This proxy statement and the enclosed proxy card are intended to be mailed on or about April 19, 2010, to all stockholders entitled to vote at the meeting. Our 2009 Annual Report on Form 10-K is also being mailed to all stockholders entitled to vote at the annual meeting. The Annual Report does not constitute a part of the proxy solicitation materials.

At the meeting, our stockholders will be asked:

1.	To elect seven members to the Board of Directors to serve until their respective successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 will be available on or about April 19, 2010 at:

 http://www.cmc621.com/secfiles/proxy2010.html

Record Date; Outstanding Shares

Only stockholders of record at the close of business on April 12, 2010 (the “Record Date”) are entitled to receive notice of, and vote at, our annual meeting. As of the Record Date, the classes of stock entitled to vote at the meeting, and the number of shares of each class outstanding as of the Record Date and entitled to vote, consisted of:

•    20,431,139 shares of common stock, par value $0.0001 per share; and
•    1,920,000 shares of redeemable convertible preferred stock, par value $0.0001 per share,

Each share of our common stock is entitled to one vote on all matters.  Holders of our redeemable convertible preferred stock are entitled to the number of votes that the shares of common stock into which the redeemable convertible preferred stock are convertible would be entitled to vote.  Based on the conversion ratio in effect as of the date hereof each holder of convertible preferred stock would be entitled to 10 votes.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the annual meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy card. Any person giving a proxy designation in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy designation may be revoked by (i) written notice of revocation or submission of a new proxy card sent to our Corporate Secretary at Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600, or (ii) attending the meeting and voting in person.

Voting and Votes Required for Approval

Every common stockholder of record is entitled to one vote, and each holder of redeemable convertible preferred stock is entitled to 10 votes based on the conversion ratio in effect as of the date of this proxy statement, for each share held, on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy card, you authorize Ms. Minhua Liu, or any person designated as her substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Ms. Liu or her substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation materials are used, such materials will be filed with the SEC prior to their use.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent, Continental Stock Transfer & Trust Company. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”).

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the annual meeting is a majority of the outstanding shares of common stock, at the annual meeting, in person or by proxy. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

Shares as to which a stockholder withholds voting authority in the election of directors and broker non-votes will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast. However, those shares will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the item will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as voting on an item and therefore will not affect the outcome of these proposals, although they are counted for purposes of determining whether there is a quorum.

PROPOSALS TO STOCKHOLDERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors presently consists of six members. Article II of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and to fill any vacancies created by an increase in the number of directors by a vote of the directors without the necessity of a vote by stockholders on such matter. Consistent with a shareholders agreement (described below) entered into in connection with a financing with OEP CHME Holdings, LLC (“OEP”), the Board of Directors has increased the size of the Board of Directors to seven members and has determined to  nominate four individuals currently serving as directors for re-election as directors, and three new individuals for election as independent directors. Two of our current directors, Dr. Yanfang Chen and Robert Adler, will not stand for re-election to the Board of Directors when their term expires at the Annual Meeting. Unless you instruct us otherwise, the designated proxy will exercise discretion to vote your proxies for the nominees named below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxy cards will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Pursuant to Section 3.1 of Shareholders Agreement (the “Shareholders Agreement”), dated December 31, 2009,  by and among, Senshan Yang, Minhua Liu, Junhua Liu  (“collectively, the “Executives”) and OEP for so long as OEP owns at least 10% of our issued and outstanding common stock on a fully-diluted basis at the time of determination, each of OEP and the Executives shall cause the Board of Directors to be comprised of seven persons as follows: (a) Mr. Yang as the chairman of the Board of Directors, (b) one person designated by Mr. Yang who shall be reasonably acceptable to OEP, (c) one non-independent director designated by OEP, and (d) four independent directors designated by OEP and reasonably acceptable to Mr. Yang.

In accordance with the Shareholders Agreement, Ryan Shih was designated by OEP to serve as a director, and Daniel Shih, Sean Shao and Ian Robinson were designated by OEP to serve as independent directors.

The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee	Age	Position with the Company	Director Since
Current Directors
Senshan Yang	48	Chief Executive Officer and Director	February 2006
Minhua Liu	41	Executive Vice President and Director	February 2006
Dr. Rachel Gong(2)	42	Director	May 2006
Ryan Shih	36	Director	January 2010

Director Nominees
Daniel Shih	58	N/A	N/A
Sean Shao	53	N/A	N/A
Ian Robinson	70	N/A	N/A

Directors Not Standing For Re-Election
Robert Adler(1)	75	Director	May 2006
Dr. Yanfang Chen(3)	45	Director	May 2006

(1)        Chairman of the Audit Committee and Member of the Compensation Committee
(2)        Chairman of the Compensation Committee and Member of the Audit Committee
(3)        Member of the Audit Committee and of the Compensation Committee

The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

Senshan Yang. Mr. Senshan Yang has been our Chief Executive Officer since February 8, 2006 and a director of the Company since February 10, 2006. Since July 2000, he has been Chairman and General Manager of Guangzhou Konzern Medicine Co., Ltd. (“Konzern”), our wholly-owned subsidiary incorporated under the law of the People’s Republic of China (“PRC”). Prior to that, Mr. Yang had served as a Manager Associate for Guangdong Maoming Petroleum Corporation, a state-owned company, for nearly 20 years. Mr. Yang obtained his bachelor’s degree from South China University of Technology in 1981.

 Mr. Yang brings to the Board of Directors over 20 years of senior management experience and over 10 years of senior executive experience in the pharmaceutical industry.

Minhua Liu. Ms. Minhua Liu has been our Executive Vice President since February 8, 2006 and a director of the Company since February 10, 2006. She has been Vice General Manager of Konzern since July 2000. Prior to that, she had served as a company herbalist doctor for China Military Science Qiming Research Center in Beijing, responsible for all the health care of all staff of the research center. Ms. Liu obtained her bachelor’s degree from Beijing College of Traditional Chinese Medicine in 1992.

Ms. Liu brings to the Board of Directors experience as a herbalist doctor and over 10 years of senior executive experience in the pharmaceutical industry.

Dr. Rachel Gong. Dr. Gong has been a director of the Company, member of the Audit Committee and Chairman of the Compensation Committee since May 9, 2006. Dr. Gong has both operating and investment experiences in the biotechnology industry in China and the United States. She joined Morningside Ventures in 2004 to focus on healthcare venture investment and serves on the board of a number of its portfolio companies. Prior to that, Dr. Gong held positions in biotech management at QIAGEN, public accounting at PricewaterhouseCoopers, and investment banking at RBC Capital Markets. Earlier in her career, she was a researcher at the Chinese Academy of Medical Sciences in Beijing. Dr. Gong received her Ph.D. in Biochemistry and Molecular Biology from the University of South Florida College of Medicine, her M.B.A. from the Johnson Graduate School of Management of Cornell University, and her B.S. in Plant Physiology and Biochemistry from Beijing University.

Dr. Gong brings to the Board of Directors broad operating and investment experience in the biotechnology industry as well as an advanced education in management and biochemistry and molecular biology.

Ryan Shih. Mr. Ryan Shih has been director of the Company since January 29, 2010.  Since 2008, Mr. Shih, has been a partner in the Hong Kong office of One Equity Partners, the global private equity investment arm of JPMorgan Chase & Co.  Prior to joining One Equity Partners, Mr. Shih was an investment banker at both Merrill Lynch from 2006 to 2008 and Deutsche Bank from 2004 to 2006 covering the semiconductor, alternative energy, media, and hardware sectors throughout the Asia-Pacific region. Prior to serving as an investment banker, Mr. Shih was an attorney at Skadden Arps.  Prior to his legal and financial career, Mr. Shih was a captain in the United States Army.  Mr. Shih holds a B.S. in Aerospace/Mechanical Engineering from the United States Military Academy at West Point, New York and a J.D. from Stanford Law School.

Mr. Shih brings to the Board of Directors broad experience in private equity investments and investment banking as well as experience as an attorney with an international law firm.

Daniel Shih. Mr. Daniel Shih has been the Chief Strategy Officer and the Head of the retail business unit of Stella International Holdings Ltd. since May 1, 2008.  Previously, Mr. Shih served as the President of PepsiCo China’s beverages business unit; the President of Motorola China and as the Chief Executive Officer of Cap Gemini Ernst & Young Consulting North Asia.  Mr. Shih has over 20 years of experience in the areas of strategy and management of sales and marketing in the information technology and industry application areas with multinational corporations in the United States, Japan, Korea, Hong Kong and Southeast Asia.  Mr. Shih has also been the Deputy Chairman of Stella International Holdings Limited since March 19, 2008.  Mr. Shih has been an Executive Director of Stella International Holdings Ltd. since May 1, 2008 and served as its non-executive director from June 15, 2007 to April 30, 2008. Mr. Shih served as a Non-Executive Director of iSteelasia Holdings Ltd. from March 2003 to April 29, 2004. Mr. Shih joined iSteelasia Holdings Ltd. and its subsidiaries in March 2000.  Mr. Shih holds a bachelors degree in Electrical Engineering from the Tatung Institute of Technology (now the Tatung University) and a masters degree from University of Cincinnati. Mr. Shih received an Honorary PhD of Commerce from the University of West Alabama in 2008.

Mr. Shih brings to the Board of Directors over 20 years of experience in management, sales and marketing in the information technology and industry application areas with multinational corporations in the United States, Japan, Korea, Hong Kong and Southeast Asia.

Sean Shao. Mr. Sean Shao currently serves as, an independent director and as the Chairman of the audit committee of China Recycling Energy Corporation, an energy recycling system design company listed on NASDAQ, since November 2009; an independent director and as the Chairman of the audit committee of Yongye International, Inc., a Chinese agricultural company listed on NASDAQ, since April 2009; an independent director and as the Chairman of the compensation committee of Agria Corporation, a Chinese agricultural company listed on the NYSE, since November 2008; an independent director and as the Chairman of the audit committee of China Nuokang Bio-Pharmaceutical, Inc., a biopharmaceutical company listed on NASDAQ, since September 2008 and; an independent director and as the Chairman of the audit committee of China Biologic Products, Inc., a plasma-based biopharmaceutical company listed on NASDAQ, since July 2008.  In addition, Mr. Shao served as the Chairman of the audit committee of China Public Security Technology, Inc. from April 2008 to October 2009. Mr. Shao previously served as the Chief Financial Officer of Trina Solar Limited from August 2006 to June 2008, where he assisted Trina Solar Limited in listing on the NYSE in December 2006. Mr. Shao was the Chief Financial Officer of ChinaEdu Corporation, a Chinese educational service provider, from September 2005 to August 2006. Mr. Shao was the Chief Financial Officer of Watchdata Technologies Ltd., a Chinese security software company, from August 2004 to September 2005. Mr. Shao was previously with Deloitte Touche Tohmatsu Beijing from October 1998 to July 2004 and Deloitte & Touche Toronto from December 1994 to November 1997.  Mr. Shao received his master’s degree in health care administration from the University of California at Los Angeles in 1988 and his bachelor’s degree in art from East China Normal University in 1982. Mr. Shao is a member of American Institute of Certified Public Accountants.

Mr. Shao brings to the Board extensive accounting and financial management experience within the biopharmaceutical industry.

Ian Robinson. Mr. Ian Robinson has been the owner and Managing Director of Robinson Management Limited since 1995. Mr. Robinson has over 45 years of experience as a Chartered Accountant. Mr. Robinson has accounting and business experience in major countries around the world and has been based in Hong Kong since 1980, servicing the Asia region.  Mr. Robinson was a Senior Partner of the Hong Kong office of Ernst & Young, the international accounting firm.  Mr. Robinson has been an independent director since February 2000 and Chairman from January 2001 to December 2007of Brek Energy Corp.( a Nasdaq listed Oil and Gas exploitation Co. which was taken over in December, 2007). Since September 2004 Mr. Robinson has been an independent non-executive director of ENM Holdings Ltd. ( ENM Holdings Ltd. is a Hong listed company and Part of the Nina Wang/Chinachem Group and is principally engaged in investment holdings with substantial positions in: (1) premium fashion retailing; (2) resort and recreation clubs; and (3) telecommunications (4) Biotechnology.)  Mr. Robinson is also Chairman of the audit Committee of ENM Holdings Ltd.  Mr. Robinson has been a Director of Rock City Energy Corp., an oil and gas exploitation company, since August 2006. Since December 2008, Mr. Robinson has been an independent director and Chairman of the audit committee of L & L Energy Inc. , a Nasdaq listed company, engaged in the business of operating coal mines, coal washing plants, and coking plants in China and engaging in coal trading in China. Mr. Robinson is a Board Member of the Supervisory Board of the Hong Kong Housing Society and he is also Chairman of its audit committee. Mr. Robinson was a Member of the Hong Kong Insider Dealing Tribunal from 2001 to 2005.  Mr. Robinson holds a CPA designation from the Institute of Chartered Accountants of Australia and the Hong Kong Institute of Certified Public Accountants.

 Mr. Robinson brings to the Board over forty years of international senior management experience in accounting and finance

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors and the seven nominees who receive the most votes of our common stock will be elected. In the election of directors, votes may be cast in favor of or withheld with respect to each nominee.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until they resign or are removed from office in accordance with our bylaws.  Our officers are appointed by the Board of Directors and hold office until removed by the Board.

Family Relationships

Minhua Liu (our shareholder, director and Executive Vice President) and Junhua Liu, a shareholder, are siblings. There is no family relationship between Ryan Shih and Daniel Shih.  There are no other family relationships among our executive officers, directors and principal shareholders.

Involvement in certain legal proceedings

To the best of our knowledge, our directors and executive officers were not involved in any legal proceedings during the last 10 years as described in Item 401(f) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

MANAGEMENT

The following table sets forth the names and ages of all current China Medicine officers along with their current positions. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Age	Position
Senshan Yang	48	Chief Executive Officer and Director
Minhua Liu	41	Executive Vice President and Director
Robert Lu	33	Interim Chief Financial Officer

Senshan Yang’s biographical information is set forth under “Election of Directors”

Minhua Liu’s biographical information is set forth under “Election of Directors”

Robert Lu. Mr. Robert Lu has served as the Company’s Interim Chief Financial Officer since December 15, 2009 and prior to that he served as the Company’s Financial Manager since August 6, 2009.  Prior to joining the Company, Mr. Lu served as the International Regional Tax Manager of Huawei Technologies Co., Ltd. from October 2006 through June 2009.  From August 2003 to September 2006, Mr. Lu served as a Financial Supervisor for Dongguan Pulse Electronics Co., Ltd.  Mr. Lu received his Bachelor’s degree in accounting from the Harbin Institute of Technology in 2003.  Mr. Lu is a member of Chinese Institute of Certified Public Accountants (CICPA) and is conversant in English.

No Adverse Legal Proceedings

None of our directors, nominee directors, executive officers, or owners of more than five percent of any class of our voting securities, nor any affiliate of any such individual is a party adverse to the Company in any material proceeding.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors met three times and acted  by unanimous written consent seven times during the fiscal year ended December 31, 2009. The Board of Directors has standing Audit and Compensation Committees.  We do not currently have a separately-designated nominating committee.  Each director attended at least 75% of the Company’s board meetings in 2009 and 75% of the committee meetings in 2009 for those committees on which he or she served as a member in 2009.

Nomination of Directors

We do not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made annually by our Board of Directors. Our Board of Directors believes it is appropriate for the full Board of Directors to serve this function. The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company, holding meetings from time to time to evaluate biographical information and background materials relating to potential candidates and conducting  interviews with candidates. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election.

In considering whether to nominate any particular candidate, our Board of Directors applies various criteria, including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, the ability to act in the interests of all stockholders and any potential conflicts of interest. In addition to the foregoing criteria, our Board of Directors also considers diversity in its evaluation of candidates for board membership. Our Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. Our Board of Directors does not assign specific weight to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office located at Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600 Attn: Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

In addition to the foregoing, pursuant to Section 3.1 of  the Shareholders Agreement, discussed above, for so long as OEP owns at least 10% of our issued and outstanding common stock on a fully-diluted basis at the time of determination, each of OEP and the Executives shall cause the Board to be comprised of seven persons as follows: (a) Mr. Yang as the chairman of the Board, (b) one person nominated by Mr. Yang who shall be reasonably acceptable to OEP, (c) one non-independent director nominated by OEP, and (d) four independent directors nominated by OEP and reasonably acceptable to Mr. Yang.

Audit Committee

The Board of Directors created the audit committee in May 2006. The Audit Committee is to oversee the Company's accounting and financial reporting processes, as well as its financial statement audits. The committee recommends to the Board of Directors the selection of the Company’s outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.  In the event that we should require substantial non-audit services, the audit committee charter specifies that the audit committee would pre-approve such services and fees.

The current Audit Committee is comprised of three directors: Dr. Rachel Gong, Dr. Yanfang Chen and Mr. Robert Adler (Dr. Chen and Mr. Adler’s term as directors will expire at the Annual Meeting.)  Mr. Adler is the Chairman of the Audit Committee. In the opinion of the Board of Directors, Dr. Gong, Dr. Yanfang Chen and Mr. Adler are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee and they are independent as defined by the rules of the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee.  The Audit committee charter is posted on our website at   http://www.cmc621.com/ac/ACCharter.html. The Audit Committee met twice during the fiscal year ended December 31, 2009.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee is comprised of three directors and operates under a written charter adopted by the Board of Directors. All of the audit committee members are independent as defined by the rules of the NASDAQ Stock Market, and as that term is defined in Section 10A of the Securities Act of 1934, as amended. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal control. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, the quality and acceptability of the Company’s financial reporting and controls.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 114 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. Furthermore, the Audit Committee has considered whether the provision of non-audit services by the independent auditors for the fiscal year ended December 31, 2009 is compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

Management is responsible for the Company’s financial reporting process, including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the independent auditors’ report on the Company’s financial statements.

The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

The Audit Committee is pleased to submit this report to the stockholders with regard to the above matters.

/s/ Robert Adler
/s/ Rachel Gong
/s/ Yanfang Chen

Audit Committee Financial Expert

The Board of Directors has determined that Robert Adler qualifies as an Audit Committee financial expert, as defined under Item 407(d)(5)(i) of Regulation S-K, serving on our Audit Committee. Mr. Adler is independent as defined by the rules of the Nasdaq Stock Market.

Independent Public Accountant

Frazer Frost, LLP (successor entity of Moore Stephens Wurth Frazer and Torbet, LLP) is the Company’s independent registered public accounting firm for the year ended December 31, 2010 and 2009.  Frazer Frost, LLP does not have any direct or indirect financial interest in the Company in any capacity other than that of independent public accountants. A representative of Frazer Frost, LLP will be present at the Annual Meeting in person or by telephone to answer questions by stockholders concerning the accounts of the Company and will have the opportunity to make a statement, if such representative desires to do so.

The following table lists fees billed by Frazer Frost, LLP, the current auditors for the Company, for the year ended December 31, 2009 and 2008:

	2009		2008
Audit Fees	$245,000	(1)	155,000	(2)
Audit Related Fees	8,500		6,000
Tax Fees	8,000		8,000
All Other Fees	19,000		—

(1)
The amount in this column includes professional service fees of interim financial statement review for three quarters in fiscal year 2009, annual audit for fiscal year 2008 and audit for the LifeTech 8K.

(2)	The amount in this column includes professional service fees of interim financial statement review for three quarters in fiscal year 2008 and annual audit for fiscal year 2007.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

The Company was notified that, effective January 1, 2010, certain partners of Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) and Frost, PLLC (“Frost”) formed Frazer Frost, LLP (“Frazer Frost”), a new partnership.  Pursuant to the terms of a combination agreement by and among MSWFT, Frazer Frost and Frost (the “Combination Agreement”), each of MSWFT and Frost contributed all of their assets and certain of their liabilities to Frazer Frost, resulting in Frazer Frost assuming MSWFT’s engagement letter with the Company and becoming the Company’s new independent accounting firm.  On January 7, 2010, the Company’s board of directors, formally engaged Frazer Frost as the Company’s independent public accounting firm.  As of the date of this proxy statement, Frazer Frost is registered with the Public Company Accounting and Oversight Board (PCAOB).

The audit report of MSWFT on the financial statements of the Company as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through January 1, 2010, the Company did not consult with Frazer Frost on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Frazer Frost did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2008 and the subsequent interim period through January 1, 2010 there were: (i) no disagreements between the Company and MSWFT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MSWFT with a copy of the disclosures in its Current Report on Form 8-K  filed with the Securities and Exchange Commission on January 7, 2010 (the “Form 8-K”) and requested that MSWFT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MSWFT agreed with the Company’s statements in Item 4.01(a) of the Form 8-K.  A copy of the letter dated January 7, 2010, furnished by MSWFT in response to that request was filed as Exhibit 16.1 to the Form 8-K.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our Compensation Committee (which is referred to herein as the “Committee” or as the “Compensation Committee”) oversees and administers our executive compensation programs. The Compensation Committee’s complete roles and responsibilities are set forth in the written charter adopted by the Board of Directors. The Compensation committee charter is posted on our website at http://www.cmc621.com/cc/CCCharter.html. The current Compensation Committee has three members, Dr. Yanfang Chen, Robert Adler and Dr. Rachel Gong, each of whom was appointed to the Compensation Committee in May 2006. Each of Mr. Adler, Dr. Chen and Dr. Gong qualifies as an independent director under the rules of the NASDAQ Stock Market.  Dr. Chen and Mr. Adler’s term as directors will expire at the Annual Meeting.

During the fiscal year ended December 31, 2009, the Compensation Committee met once and acted by unanimous written consent once. As part of her duties as the Compensation Committee Chair, Dr. Rachel Gong reports on Committee actions and recommendations to the Board of Directors.

Executive Compensation Philosophy and Objectives

Our compensation program for the individuals named in the Summary Compensation Table below (the “named executive officers”) is designed and implemented based on our pay-for-performance compensation philosophy. Our compensation committee’s current intent is to perform an annual strategic review of our executive officers’ compensation to determine whether it provides adequate incentives and motivation and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives. We strive to adhere to this philosophy by significantly differentiating the pay and rewards of our executive officers based on their demonstrated performance and potential to contribute to the long-term success of the Company. Competing for talent in the rapidly changing and increasingly competitive medical product distribution and technology licensing industries in China is both challenging and critical to our success. The quality of the Company’s talent is a key driver of long-term stockholder value. With the acquisition of LifeTech and LifeTech’s manufacturing and development capabilities it is anticipated that establishing and maintaining our executives’ long-term commitment to us will be critical to the development of our product pipeline, as development of new products often takes three years or more, and time to market will be critical to our business success.

We have established a total rewards framework that supports our compensation philosophy through the following objectives:

•	to afford our executives a total rewards opportunity comparable to organizations with which we compete for executive talent,

•	to allow us to attract and retain superior, experienced people who can perform and succeed in our fast-paced, dynamic and challenging environment,

•	to support our meritocracy by ensuring that our top performers receive rewards that are substantially greater than those received by average performers at the same position level, and

•	to deliver pay in amounts and in a manner that aligns employees’ rewards with stockholders’ long-term interests.

What is our compensation program designed to reward?

The compensation program is designed to reward superior financial, strategic and operational performance that is achieved in a manner consistent with the Company’s values. Results and how the results are attained are both critically important. Our executive officers are assessed on the basis of demonstrated results relative to pre-established goals and ability to address market changes in a timely and efficient manner, as well as demonstrated competencies and behavioral attributes.

Compensation Program Elements and Pay Level Determination

What factors are considered in determining the amounts of compensation?

The Compensation Committee has put in place a review process for the determination of base salaries, annual incentive targets and payments, and long-term incentive targets and awards for all executive officers.

As part of this review process, the Chief Executive Officer presents to the Compensation Committee with individual assessments of each executive officer’s performance over the prior year, as well as recommended compensation actions for each executive officer. The performance assessments for executive officers include performance relative to established goals, overall leadership effectiveness, impact across the organization and performance and impact relative to other executive officers.

Formal goal setting is critical to ensuring that our compensation program rewards each executive based on his or her success relative to the specific objectives for his or her role. All the Company’s senior managers are subject to annual goal setting, as well as annual performance reviews.  The key metrics we use to measure performance differ by individual, but can be grouped into the following categories:

•	Financial — we evaluate measures of Company financial performance, including revenue growth, gross margins, operating margins and other measures such as expense management.

•	Strategic — we monitor the success of our executive team in furthering the strategic success of the Company, including developments with the Company’s strategic business partners.

•
Operational — we include operational measures in our determination of success, including our progress in obtaining new distribution rights and development of new medical technology, and customer growth and retention.

The Compensation Committee considers the totality of the information presented (including external competitiveness, the performance review, Company performance, progress towards strategic objectives and fairness) and applies its knowledge and discretion to determine the compensation for each executive officer.

What is each element of compensation and why is it paid?

Our executive compensation includes three basic elements (discussed in detail below), each of which serves an important role in supporting our pay-for-performance philosophy and in realizing our compensation program objectives:

Element	Role and Purpose
Base Salary	Provide a stable source of income that facilitates the attraction and recognition of the acquired skills and contributions of executives in the day-to-day management of our business.

Long-term Incentives	Align executive interests with those of stockholders.

Promote long-term retention and stock ownership, and hold executives accountable for enhancing stockholder value.

Enable the delivery of competitive compensation opportunities in amounts and in a manner that balances cost with perceived value.

Benefits & Perquisites	Provide programs that promote health, wellness and financial security.

Provide executive benefits and perquisites at or above market competitive levels.

While the general mix of the elements is considered in the design of our total compensation program, the Compensation Committee does not target a specific mix of such elements in either its program design or in its compensation determinations. By design, our executive officers have more variability than non-executives in their compensation, to more closely tie their compensation to our overall performance.

Base Salary

We pay our executive officers base salaries to provide a baseline level of compensation that is both competitive with the external market and commensurate with each employee’s past performance, experience, responsibilities and skills. We generally target base salaries around the median of our external market peers. In making its base salary determinations, the Committee takes into account the internal and external factors described above. Mr. Yang and Ms. Liu’s total compensation increased from approximately $50,214 and $44,907, respectively in 2008 to $289,594 and $258,945, respectively in 2009.

A description of each of certain elements of the employment agreements between our wholly owned subsidiary Konzern and Mr. Yang and Ms. Liu is set forth below.

Long-term Incentives

A long-term incentive plan has been designed for managers to foster a culture of ownership, align compensation with stockholder interests and promote long-term retention and affiliation with the organization.  The Compensation Committee has determined the types of awards to be used for delivering long-term incentives. In doing so, the Compensation Committee considered the ability of each type of award to achieve key compensation objectives (such as employee retention, motivation and attraction), the needs of the business, competitive market practices, dilution and expense constraints, as well as tax and accounting implications.

In January 2006, we adopted the 2006 Long-Term Incentive Plan covering 1,575,000 shares of common stock. The plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants.

Employment Agreements with Konzern

On July 1, 2008, Mr. Yang and Ms. Liu each entered into an employment agreement with Konzern, for a period that commenced on July 1, 2008 and which will end on June 30, 2010.

Pursuant to the employment agreements, Mr. Yang serves as the General Manager of Konzern and Ms. Liu serves as the Vice General Manager of Konzern. Mr. Yang and Ms. Liu received RMB184,800 and RMB154,800, respectively in 2009, and will receive RMB200,600 and RMB180,600, respectively in 2010, as compensation for their services. Compensation for Mr. Yang and Ms. Liu from Konzern for periods beyond 2010 will be determined annually at the discretion of the Board of Directors.

Tax-deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million the amount a company may deduct for compensation paid to its Chief Executive Office or any of its other four named executive officers. This limitation does not, however, apply to compensation meeting the definition of “qualifying performance-based” compensation.

Management works with the Compensation Committee to assess alternatives to preserve the deductibility under Section 162(m) of compensation payments to the extent reasonably practicable, consistent with our compensation policies and as determined to be in the best interests of the Company and its stockholders. For the fiscal year ended December 31, 2009, the Company believes that the Compensation payments will meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is, or was ever, an officer or employee of the Company or any of its subsidiaries, nor did any of the Compensation Committee members have any relationship requiring disclosure by the Company under any subsection of Item 404 of Regulation S-K promulgated by the SEC. During the last fiscal year, none of the executive officers of the Company served on the Board of Directors or on the compensation committee of any other entity, any of whose executive officers served on the Board.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table reflects the compensation paid to our principal executive officer and executive officers who have earned more than $100,000 in any of the previous two fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary (cash or non- cash) ($)	Bonus (cash or non- cash) ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Senshan	2009	289,594	—	—	—	—	—	—	289,594
Yang,	2008	50,214	—	—	—	—	—	—	50,214
CEO

Minhua	2009	258,945	—	—	—	—	—	—	258,945
Liu,	2008	44,907	—	—	—	—	—	—	44,907
Executive VP

(1)
The amounts in these columns represent the compensation cost of stock and stock options awarded by the Compensation Committee granted in 2009, except that these amounts do not include any estimate of forfeitures. The aggregate grant date fair value of option awards granted were determined in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (formerly SFAS123(R) and are recognized as compensation cost over the requisite service period. The amount recognized for these awards was calculated using the Black Scholes option-pricing model, and our 2006 Long Term Incentive Plan is described in this proxy statement.

Narrative Disclosure of Summary Compensation Table

We have not used a compensation consultant to determine or recommend the amount or form of executive or director compensation but we believe that our executive officer compensation package is comparable to similar businesses in our location of operations.

Director Compensation

The following table reflects the compensation of the current directors (other than the named executive officers) for the Company’s fiscal year ended December 31, 2009:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robert Adler*	12,000	—	7,124	—	—	—	19,124
Dr. Yanfang Chen *	12,000	—	7,124	—	—	—	19,124
Dr. Rachel Gong *	12,000	—	7,124	—	—	—	19,124
Ryan Shih	—	—	—	—	—	—

(1)
The amounts in these columns represent the compensation cost of stock and stock options awarded by the Compensation Committee granted in 2009, except that these amounts do not include any estimate of forfeitures. The grant date fair value of option awards granted were determined in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (formerly SFAS123(R)  and are recognized as compensation cost over the requisite service period. The amount recognized for these awards was calculated using the Black Scholes option-pricing model, and our 2006 Long Term Incentive Plan is described in this proxy statement.

*
As of December 31, 2009, Robert Adler, Dr. Yanfang Chen and Dr. Rachel Gong each held options to purchase 45,000 shares of our common stock, including options to purchase 30,000 shares at an exercise price of $1.25 per share, 5,000 shares at an exercise price of $3.00 per share, 5,000 shares at an exercise price of $2.01 per share and 5,000 shares at an exercise price of $2.05 per share.

In accordance with the 2006 Long Term Incentive Plan, independent directors are not eligible for discretionary options. However, each newly elected independent director receives, at the time of his or her election, a five-year option to purchase 30,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant of an option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2007 to each independent director.

Also, each independent director shall receive an annual retainer of $12,000. There is no other specific compensatory arrangement for committee services, services as chairman of the board or of a committee and meeting attendance. All the independent directors have the same compensation terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth as of the date of this report, certain information with respect to the beneficial ownership of our voting securities by (i) each person or group owning more than 5% of the Company’s securities, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The information presented in the table is based on 20,431,139 shares of common stock outstanding as of April 15, 2010.

		Amount and
Name and Address of	Title of	Nature of Beneficial		Percent of
Beneficial Owner	Class	Ownership (1)		Class (1)
OEP CHME Holdings, LLC	Common Stock	23,200,000	(2) (9)	58.5%
c/o One Equity Partners
Chater House, 20F
8 Connaught Road Central
Hong Kong

First Wilshire Securities Management, Inc.	Common Stock	1,945,037	(3)	9.5%
1224 East Green Street, Suite 200
Pasadena, California 91106

Barron Partners L.P.	Common Stock	1,712,148	(4)	7.85%
730 Fifth Avenue, 9th Floor
New York, New York 10019

Capital Ventures International	Common Stock	1,100,000	(5)	5.4%
One Capitol Place, P.O. Box 1787 GT
Grand Cayman, Cayman Islands
British West Indies

Senshan Yang	Common Stock	3,265,000	(6) (9)	16.0%
Director and CEO
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600

Minhua Liu	Common Stock	2,662,000	(7) (9)	13.0%
Director and Executive Vice President
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600

Junhua Liu	Common Stock	653,000	(9)	3.20%
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District,
Guangzhou, China 510600

Robert Adler	Common Stock	45,000	(8)	*
Outgoing Director
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District,
Guangzhou, China 510600

Dr. Yanfang Chen	Common Stock	45,000	(8)	*
Outgoing Director
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District,
Guangzhou, China 510600

Dr. Rachel Gong	Common Stock	45,000	(8)	*
Director
Guangri Tower, Suite 702
No. 9 1st Street, Siyou Nan Road, Yuexiu District,
Guangzhou, China 510600

Ryan Shih	—	—	(10)	—
Director
c/o One Equity Partners
Chater House, 20F
8 Connaught Road Central
Hong Kong

Daniel Shih	—	—		—
Director Nominee
The Gateway Tower II Suite 3003
25 Canton Road,
Tsimshatsui, Kowloon
Hong Kong

Sean Shao	—	—		—
Director Nominee
7 Dongsanhuanzhong Lu
Beijing, China 100020

Ian Grant Robinson	—	—		—
Director Nominee
Robinson Management Limited
29/F, Caroline Centre
28 Yun Ping Road, Causeway Bay
Hong Kong

All Directors and Officers of the Company	Common Stock	6,062,000		29.7%
as a group

*	Less than one percent of the class

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options within 60 days of that date. In determining the percent of common stock owned by a person or entity on April 15, 2010, (a) the numerator is the number of shares of common stock beneficially owned by such beneficial owner (including shares that he has the right to acquire within 60 days of April 15, 2010), and (b) the denominator is the sum of (i) the 20,431,139 shares outstanding on April 15, 2010 and (ii) the number of shares of common stock which such beneficial owner has the right to acquire within 60 days of April 15, 2010 upon exercise of warrants or options. Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his name.

(2)
This number includes 1,920,000 shares of Redeemable Convertible Preferred Stock, which are convertible into 19,200,000 shares of Common Stock. The calculation of the number of shares of Common Stock that the shares of Preferred Stock are convertible into is based on the conversion price as of April 15, 2010.

(3)	As disclosed by the beneficial owner on Schedule 13G/A filed on February 17, 2010.

(4)
This number includes 1,376,315 shares of common stock issuable upon exercise of our Series B warrants. However, the Series B warrants may not be exercised if such conversion or exercise would result in Barron Partners owning more than 4.9% of our outstanding common stock. This limitation may not be waived.

(5)
As disclosed by the beneficial owner on Schedule 13G filed on October 17, 2007. Susquehanna Advisors Group, Inc. is the investment manager to Capital Ventures International and as such may exercise voting and dispositive power over these shares. The address of Susquehanna Advisors Group, Inc. is 401 City Avenue, Suite 220, Bala Cynwyd, PA 19004.

(6)
This includes 3,265,000 shares of common stock pledged pursuant to a Share Pledge Agreement, dated as of January 29, 2010, by and between Senshan Yang and OEP. As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 2, 2010, the shares of common stock were pledged to secure the Company’s and Mr. Yang’s indemnification obligations under a certain Stock Subscription Agreement~~(~~“Subscription Agreement”), dated as of December 31, 2009, by and among the Company, Senshan Yang and OEP.

(7)	This number includes 50,000 shares of our common stock issuable within 60 days upon the exercise of purchase options at an exercise price of $1.25 per share.

(8)	This number includes 45,000 shares of our common stock issuable within 60 days upon the exercise of purchase options.

(9)
Pursuant to a voting agreement contained in Section 3.1 of the Shareholders Agreement, each indicated shareholder may be deemed to share voting power and therefore beneficially own an aggregate of 29,780,000 shares owned by all of the indicated shareholders.

(10)
Ryan Shih is a partner in One Equity Partners, an affiliate of OEP, but to the knowledge of the Company he does not otherwise exercise voting or dispositive power over the shares of the Company owned by OEP and therefore such shares are not deemed beneficially owned by him.

CHANGE OF CONTROL

           On January 29, 2010, pursuant to the Subscription Agreement, the Company completed the sale to OEP of 4,000,000 shares of common stock, par value $.0001 per share at $3.00 per share and 1,920,000 shares of redeemable convertible preferred stock, par value $.0001 per share at $30.00 per share, (the “Financing”), resulting in gross proceeds to the Company of $69,600,000 and net proceeds (after all expenses of the Financing) of approximately $66,500,000.  Upon the consummation of the Financing and the other transactions contemplated by the Subscription Agreement, OEP beneficially owns 23,200,000 shares of common stock, which represented approximately 54.0% of the outstanding common stock on a fully-diluted basis on January 29, 2010 (58.5% on April 15, 2010) and resulted in a change in control of the Company.  The purchase price was funded by equity contributions to OEP by its members.

CORPORATE GOVERNANCE

Transactions with Related Persons

We have no related person transactions that require disclosure under this section.

Director Independence

Robert Adler, Dr. Rachel Gong, Dr. Yanfang Chen, Sean Shao, Daniel Shih, and Ian Robinson are independent directors pursuant to the definition of “independent director” under the Rules of NASDAQ, Marketplace Rule 5605(a)(2).  Mr. Adler, Dr. Chen and Dr. Gong are members of our current audit committee. Mr. Alder, Dr. Chen and Dr. Gong are members of our current Compensation Committee. Dr. Chen and Mr. Adler’s terms as directors will expire following the Annual Meeting.

Board Leadership Structure

Currently, our Chief Executive Officer is also our Chairman. The Board of Directors considers this structure from time to time and believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Yang’s experience and tenure of having been Chairman and Chief Executive Officer for more than 10 years, and felt that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans. The Board of Directors also considered the benefits of splitting the Chief Executive Officer and Chairman roles, and determined that at this time the current structure is more appropriate for us.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. These insiders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

Based solely on our review of the copies of such forms received by us with respect to fiscal year 2009, or written representations from certain reporting persons, we believe that our directors, officers and persons who own more than 10% of a registered class of our equity securities have complied with all applicable Section 16(a) filing requirements.

Code of Ethics

We have not yet adopted a Code of Ethics for our executive officers. We intend to adopt a Code of Ethics applying to such persons during the fiscal year 2010.

STOCKHOLDER COMMUNICATIONS

We encourage stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Minhua Liu, Corporate Secretary, China Medicine Corporation, Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee.

STOCKHOLDER PROPOSALS

A stockholder of record may present a proposal for action at the 2011 Annual Meeting of Stockholders provided that we receive such proposal in writing at our executive offices at Guangri Tower, Suite 702, No. 9 1st Street, Siyou Nan Road, Yuexiu District, Guangzhou, China 510600, no later than December 31, 2010. We anticipate that the 2011 Annual Meeting will be held in May 2011. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. If a stockholder who wishes to present a proposal fails to notify us by March 5, 2011, the proxy cards that management solicits for the 2011 annual meeting will confer discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on the stockholder’s proposal if it is properly brought before the meeting.

GENERAL

Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1.

OTHER BUSINESS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy card, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Senshan Yang

Senshan Yang,
Chief Executive Officer
Guangzhou, China

April 19, 2010

China Medicine Corporation

*

Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒
		FOR all	WITHHOLD AUTHORITY
		Nominees listed	to vote (except as marked to
		to the left	the contrary for all nominees
listed to the left)
1. Election of Directors		☐	☐
NOMINEES:	(1) Senshan Yang
(2) Minhua Liu
(3) Rachel Gong
(4) Ryan J. Shih
(5) Sean Shao
(6) Daniel Shih
(7) Ian Grant Robinson
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2010.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials

The Company’s proxy statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available to you to review at:

http://www.cmc621.com/secfiles/proxy2010.html

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

China Medicine Corporation

The undersigned appoints Ms. Minhua Liu as proxy, with the power to appoint her substitute, and authorizes her to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of China Medicine Corporation held of record by the undersigned at the close of business on April 12, 2010 at the Annual Meeting of Stockholders of China Medicine Corporation to be held on May 27, 2010 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)